UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 4, 2025

UFP Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-12648	04-2314970
(Commission File Number)	(I.R.S. Employer Identification Number)

100 Hale Street, Newburyport, MA - USA	01950-3504
(Address of Principal Executive Offices)	(Zip Code)

978-352-2200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UFPT	The NASDAQ Stock Market L.L.C.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07      Submission of Matters to a Vote of Security Holders.

On June 4, 2025, the Company held its Annual Meeting of Stockholders. The final results for each of the matters submitted to a vote of stockholders at the meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement on Form DEF 14A, filed with the U.S. Securities and Exchange Commission on April 30, 2025 (the “Proxy Statement”).

Proposal No. 1. Election of Directors. The stockholders elected seven (7) nominees for director to serve until the Company’s 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, by the votes set forth in the table below:

Name	For	Withheld	Broker Non-Vote
R. Jeffrey Bailly	6,159,251	336,539	419,029
Thomas Oberdorf	6,111,110	384,680	419,029
Marc Kozin	6,129,214	366,576	419,029
Daniel C. Croteau	6,255,535	240,255	419,029
Cynthia L. Feldmann	6,293,368	202,422	419,029
Joseph John Hassett	6,289,678	206,112	419,029
Symeria Hudson	6,311,434	184,356	419,029

Proposal No. 2. Advisory Vote on Executive Compensation. The stockholders approved, a non-binding advisory, resolution to approve executive compensation, as described in the Proxy Statement, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
5,684,666	799,852	11,272	419,029

Proposal No. 3. Advisory Vote on the Frequency of Named Executive Officer Compensation. The stockholders approved, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers. The result of the vote taken at the 2025 Annual Meeting was as follows:

1 Year	2 Years	3 Years	Abstained
5,996,792	20,166	458,510	20,322

Proposal No. 4. Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
6,445,924	467,520	1,375	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2025	UFP TECHNOLOGIES, INC.

	By:	/s/ Ronald J. Lataille
Ronald J. Lataille Chief Financial Officer and Senior Vice President